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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):          May 26, 2000
                                                 -------------------------------


                             SUMMIT AUTONOMOUS INC.
                         (f/k/a SUMMIT TECHNOLOGY, INC.)
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        Massachusetts              0-16937                04-2897945
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(STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)          FILE NUMBER)        IDENTIFICATION NO.)



                       21 Hickory Drive, Waltham, MA 02451
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                (781) 890-1234
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ITEM 5. OTHER EVENTS

         On May 26, 2000, the Board of Directors of Summit Autonomous Inc., f/k/a Summit Technology, Inc. (the "Company"), adopted an amendment to the Company's Rights Agreement between the Company and Fleet National Bank (f/k/a BankBoston, N.A.), as Rights Agent. On March 28, 2000 the Board of Directors of Summit Technology, Inc. (the "Company") had declared a dividend of one right (the "Rights") to purchase one one- thousandth (1/1000th) of a share of Series A preferred stock, par value $.01 per share, of the Company for each outstanding share of common stock, $.01 par value per share, of the Company. The dividend was made March 29, 2000 to shareholders of record at the close of business on such date. A copy of the Rights Agreement is an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on March 29, 2000 and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement is filed herewith as an exhibit and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS:

     4.1. Rights Agreement dated as of March 28, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.*

     4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).*

     4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).*

     4.4. Summary of Rights (attached as Exhibit C to the Rights Agreement).*

     4.5. Amendment No. 1, dated as of May 26, 2000, to Rights Agreement between the Company and Fleet National Bank, as Rights Agent.**

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     *    Filed with Form 8-K filed on March 29, 2000.
     **   Filed herewith.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMIT AUTONOMOUS INC.


Date:   May 30, 2000                    By: /s/ ROBERT J. KELLY
                                           ----------------------------------
                                           Robert J. Kelly
                                           Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX


     The following designated exhibits are filed herewith:


4.1. Rights Agreement dated as of March 28, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.*

4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).*

4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).*

4.4. Summary of Rights (attached as Exhibit C to the Rights Agreement).*

4.5. Amendment No. 1, dated as of May 26, 2000, to Rights Agreement between the Company and Fleet National Bank, as Rights Agent.**

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*    Filed with Form 8-K filed on March 29, 2000.
**   Filed herewith.


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